EXHIBIT 10.2

MODIFICATION AGREEMENT
CONCERNING ELIGIBILITY OF NEW MEMBER STATES FOR
SUPPLEMENTAL PAYMENTS AND RELATED MATTERS
dated as of

October 14, 2014

to

ANTI-CONTRABAND AND ANTI-COUNTERFEIT
AGREEMENT AND GENERAL RELEASE

dated as of

July 9, 2004

among

PHILIP MORRIS INTERNATIONAL INC.,
PHILIP MORRIS PRODUCTS INC.,
PHILIP MORRIS DUTY FREE INC., and
PHILIP MORRIS WORLD TRADE SARL

THE EUROPEAN COMMUNITY
REPRESENTED BY THE EUROPEAN COMMISSION

AND

EACH MEMBER STATE LISTED ON
THE SIGNATURE PAGES THERETO

This Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters (the Modification Agreement) is made between Philip Morris International Inc., PMPI LLC (as successor to Philip Morris Products Inc.), Philip Morris World Trade SARL (collectively “Philip Morris International”), Philip Morris Duty Free Inc., an affiliate of Altria Group, Inc., the European Union represented by the European Commission and each Member State of the European Union party to the Cooperati on Agreement dated 9 July 2004 (the Cooperation Agreement) (together, the Parties).

The Parties hereby agree as follows:

Article 1. Amendments.

The following amendments shall be made to the Cooperation Agreement:

ARTICLE 1
DEFINITIONS
1.     The definition of “Baseline Amount” is amended by
(a)replacing the phrase “90 million Cigarettes” with the phrase “450 million Philip Morris Cigarettes”;
(b)striking the words “which is half of the total combined Contraband Philip Morris Cigarettes seized by the Member States who were Member States on January 1, 2004, during the calendar years ended December 31, 2001 , and December 31, 2002”;

(c)striking the phrase “(s) and” so that the the final sentence of the definition reads “The Baseline Amount may be amended pursuant to Section 4.01(t) of this Agreement”.
ARTICLE 4
ANTI-CONTRABAND AND ANTI-COUNTERFEIT COOPERATION
1.Clause (ii) of Section 4.01(f) is amended to delete the phrase “that were Member States on January 1, 2004.”

2.Clause (ii) of Section 4.01(g) is amended to d elete the phrase “that were Member States on January 1, 2004.”
3.Sections 4.01(o), (p), (q), and (s) are stricken in their entirety.
4.A new Section 4.01(tt) is added:

“If, in any calendar year, seizures in New Member States that qualify for Supplemental Payments under subsections (f) and (g) above are higher than a multiple of the annual average of all New Member State seizures of Philip Morris Cigarettes between 2008 and 2011, Philip Morris International and the EC shall meet as soon as practicable to discuss the adoption of appropriate measures to ensure the continued functioning of the Agreement, including, if necessary, the amendment or suspension of Philip Morris International’s obligations under Article 4 with respect to New Member States. ”

Article 2. Effective date.

This Modification Agreement shall come into effect the day the signature pages of all Parties are exchanged between Philip Morris International, Philip Morris Duty Free, Inc. and the Relevant Administrations. Upon entry into effect, the Parties shall apply this Modification Agreement retroactively to 1 July 2012 for all purposes, including seizures that occur on or after 1 July 2012 and qualification under the new baseline amount, which shall de deemed modified as of 1 July 2012 .
IN WITNESS WHEREOF, the Parties hereto have caused this agreement to be duly executed by their respective authorized officers as of the effective date of this Modification Agreement.

PHILIP MORRIS GLOBAL BRANDS INC.

Philip Morris Global Brands Inc.

As an authorized signatory of Philip Morris Global Brands Inc. (formerly, PMPI LLC), I hereby execute this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of Philip Morris Global Brands Inc., and have the full right and authority to do so.

The execution and performance of this Modification Agreement by the signatory of Philip Morris Global Brands Inc. is within the powers duly granted to said signatory.

This Modification Agreement constitutes a valid and binding agreement of Philip Morris Global Brands Inc. and is enforceable in accordance with its terms.

/s/ ANN MARIE KACZOROWSKI
Ann Marie Kaczorowski
Vice President, Treasurer & Secretary
Date: October 14, 2014

9201 Arboretum Parkway, 23236, Richmond, Virginia, United States of America

Philip Morris Duty Free, Inc.

The General Manager of Philip Morris Duty Free, Inc. hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of Philip Morris Duty Free, Inc. and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the General Manager of Philip Morris Duty Free, Inc. is within the powers duly granted to him.

This Modification Agreement constitutes a valid and binding agreement of Philip Morris Duty Free, Inc. and is enforceable in accordance with its terms.

/s/ JOSEPH H. WORKMAN
Joseph H. Workman
General Manager of Philip Morris Duty Free, Inc.

Date: 10.30.13

Philip Morris World Trade SARL

As an authorized signatory of Philip Morris World Trade SARL I hereby execute this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of Philip Morris World Trade SARL and have the full right and authority to do so.

The execution and performance of this Modification Agreement by the signatories of Philip Morris World Trade SARL is within the powers duly granted to them.

This Modification Agreement constitutes a valid and binding agreement of Philip Morris World Trade SARL and is enforceable in accordance with its terms.

/s/ ALEKSANDER GRZESIAK
Aleksander Grzesiak (President)

/s/ CHE YEE, VOONG
Che Yee, Voong (Director)

Date: 14. Oct. 2014

PHILIP MORRIS INTERNATIONAL INC.

As an authorized signatory of Philip Morris International Inc. I hereby execute this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of Philip Morris International Inc. and have the full right and authority to do so.

The execution and performance of this Modification Agreement by the signatory of Philip Morris International Inc. is within the powers duly granted to him.

This Modification Agreement constitutes a valid and binding agreement of Philip Morris International Inc. and is enforceable in accordance with its terms.

/s/ ARTYOM CHERNIS
Name: Artyom CHERNIS

Date: 14. Oct. 2014

120 PARK AVENUE, NEW YORK, NEW YORK, 10017, U.S.A.

Réf. ARES(2014)2533834 - 31/07/2014

EUROPEAN UNION

The European Commission hereby executes, on behalf of the European Union, this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeit Agreement and General Release dated July 9, 2004 and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the European Commission is within its powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the European Union and is enforceable in accordance with its terms.

/s/ LUIS ROMERO REQUENA	/s/ GIOVANNI KESSLER
p/o Luis Romero Requena	Giovanni Kessler
Director-General	Director-General
Legal Service	European Anti-Fraud Office
European Commission	European Commission

Date: 25 July 2014

■Ref. Ares(2012)1282811 - 30/10/2012

Republic of Austria

The Minister of Finance of the Republic of Austria hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Austria and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Austria is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Austria and is enforceable in accordance with its terms.

/s/ MARIA FEKTER
Dr. Maria Fekter
Minister of Finance of the
Republic of Austria

Date: 21.12.2012

■Ref. Ares(2012)1194156 - 10/10/2012

Kingdom of Belgium

The Minister of Finance of the Kingdom of Belgium hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Kingdom of Belgium and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Kingdom of Belgium is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Kingdom of Belgium and is enforceable in accordance with its terms.

/s/ STEVEN VANACKERE
Steven Vanackere
Minister of Finance of the
Kingdom of Belgium

Date:

■Ref. Ares(2012)1282811 - 30/10/2012

Republic of Bulgaria

The Minister of Finance of the Republic of Bulgaria hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Bulgaria and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Bulgaria is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Bulgaria and is enforceable in accordance with its terms.

/s/ SIMEON DJANKOV
Simeon Djankov
Minister of Finance of the
Republic of Bulgaria

Date: 21 January 2013

Republic of Croatia

The Minister of Finance of the Republic of Croatia hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Croatia and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of Croatia is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Croatia and is enforceable in accordance with its terms.

[STAMP]
/s/ SLAVKO LINIĆ
Slavko Linić
Minister of Finance of the
Republic of Croatia

Date: 4/4/2014

■Ref. Ares(2012)1282811 - 30/10/2012

Republic of Cyprus

The Minister of Finance of the Republic of Cyprus hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Cyprus and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Cyprus is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Cyprus and is enforceable in accordance with its terms.

/s/ VASSOS SHIARLY
Vassos Shiarly
Minister of Finance of the
Republic of Cyprus

Date: 7/12/12

■Ref. Ares(2012)1282811 - 30/10/2012

Czech Republic

The Minister of Finance of the Czech Republic hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Czech Republic and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Czech Republic is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Czech Republic and is enforceable in accordance with its terms.

/s/ MIROSLAV KALOUSEK
Miroslav Kalousek
Minister of Finance of the
Czech Republic

Date: 28.2.2013

ARES
30 OCT. 2012
N: 1282811

Kingdom of Denmark

The Minister of Taxation of the Kingdom of Denmark hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Kingdom of Denmark and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Taxation of the Kingdom of Denmark is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Kingdom of Denmark and is enforceable in accordance with its terms.

/s/ HOLGER K. NIELSEN
Holger K. Nielsen
Minister of Taxation on behalf of the
Government of Denmark

Date: 4/12-12

■Ref. Ares(2012)1282811 - 30/10/2012

Republic of Estonia

The Minister of Finance of the Republic of Estonia hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Estonia and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Estonia is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Estonia and is enforceable in accordance with its terms.

/s/ JÜRGEN LIGI
Jürgen Ligi
Minister of Finance of the
Republic of Estonia

Date: 31.1.2013

■Ref. Ares(2012)1282811 - 30/10/2012

Republic of Finland

The Minister of Finance of the Republic of Finland hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Finland and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Finland is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Finland and is enforceable in accordance with its terms.

/s/ JUTTA URPILAINEN
Jutta Urpilainen
Minister of Finance of the
Republic of Finland

Date: 14/12/2012

ARES
30 OCT. 2012
N: 1282811

French Republic

The Minister of the Economy and Finances of the French Republic hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Ministry of the Economy, Finance and Industry of the French Republic and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of the Economy and Finances of the French Republic is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Ministry of the Economy and Finances of the French Republic and is enforceable in accordance with its terms.

/s/ PIERRE MOSCOVICI
Pierre Moscovici
Minister of the Economy and Finances
of the French Republic

Date: 15 JAN. 2013

Federal Republic of Germany

The Ministry of Finance of the Federal Republic of Germany hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Federal Republic of Germany and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Federal Republic of Germany is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Federal Republic of Germany and is enforceable in accordance with its terms.

/s/ DIETRICH JAHN [STAMP]
On behalf of the Ministry of Finance of the
Federal Republic of Germany

Date: Dec 14, 2012

Republic of Greece

The Ministry of Finance of the Republic of Greece hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Greece and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Greece is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Greece and is enforceable in accordance with its terms.

/s/ GIANNIS STOURNARAS
Giannis Stournaras
Minister of Finance of the Republic of Greece

Date: 14/2/2013

■Ref. Ares(2012)1282811 - 30/10/2012

Republic of Hungary

The Minister of Finance of the Republic of Hungary hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Hungary and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Hungary is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Hungary and is enforceable in accordance with its terms.

[STAMP]
/s/ GYÖRGY MATOLCSY
György Matolcsy
Minister of Finance of the
Republic of Hungary

Date: 16.01.2013.

■Ref. Ares(2012)1282811 - 30/10/2012

Italian Republic

The Minister of Economy and Finance of the Italian Republic hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Italian Republic and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Economy and Finance of the Italian Republic is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Italian Republic and is enforceable in accordance with its terms.

/s/ VITTORIO UMBERTO GRILLI
Vittorio Umberto Grilli
Minister of Economy and Finance of the
Italian Republic

Date: 17 DIC. 2012

■Ref. Ares(2012)1282811 - 30/10/2012

Republic of Ireland

The Minister of Finance of the Republic of Ireland hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Ireland and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Ireland is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Ireland and is enforceable in accordance with its terms.

/s/ Michael NOONAN
Michael Noonan
Minister of Finance of the
Republic of Ireland

Date: 11th January 2013

Republic of Latvia

The Minister of Finance of the Republic of Latvia hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Latvia and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Latvia is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Latvia and is enforceable in accordance with its terms.

/s/ ANDRIS VILKS
Andris Vilks
Minister of Finance of the
Republic of Latvia

Date: 13/12/2012

Republic of Lithuania

The Minister of Finance of the Republic of Lithuania hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Lithuania and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Lithuania is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Lithuania and is enforceable in accordance with its terms.

/s/ RIMANTAS ŠADŽIUS
Rimantas Šadžius
Minister of Finance of the
Republic of Lithuania

Date: 19 February 2013

■Ref. Ares(2012)1282811 - 30/10/2012

Grand-Duchy of Luxembourg

The Minister of Finance of the Grand-Duchy of Luxembourg hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Grand-Duchy of Luxembourg and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Grand-Duchy of Luxembourg is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Grand-Duchy of Luxembourg and is enforceable in accordance with its terms.

/s/ LUC FRIEDEN
Luc Frieden
Minister of Finance of the
Grand-Duchy of Luxembourg

Date: 7 DEC. 2012

■Ref. Ares(2012)1282811 - 30/10/2012

Republic of Malta

The Minister of Finance of the Republic of Malta hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Malta and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Malta is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Malta and is enforceable in accordance with its terms.

/s/ TONIO FENECH
Tonio Fenech
Minister of Finance of the
Republic of Malta

Date: 28/1/2013

■Ref. Ares(2012)1282811 - 30/10/2012

Kingdom of the Netherlands

The Minister of Finance of the Kingdom of the Netherlands hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Kingdom of the Netherlands and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Kingdom of the Netherlands is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Kingdom of the Netherlands and is enforceable in accordance with its terms.

/s/ J.R.V.A. DIJSSELBLOEM
J.R.V.A. Dijsselbloem
Minister of Finance of the
Kingdom of the Netherlands

Date: 9/12/2012

■Ref. Ares(2012)1282811 - 30/10/2012

Republic of Poland

The Minister of Finance of the Republic of Poland hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Poland and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Poland is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Poland and is enforceable in accordance with its terms.

/s/ JAN VINCENT-ROSTOWSKI
Jan Vincent-Rostowski
Minister of Finance of the
Republic of Poland

Date: 30/9/2013

[LETTERHEAD]	DESPACHO

PORTUGUESE REPUBLIC

The Minister of State and Finance of the Portuguese Republic hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Portuguese Republic and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of State and Finance of the Portuguese Republic is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Portuguese Republic and is enforceable in accordance with its terms.

Lisboa, 8 de janeiro de 2013

The Minister of State and Finance of the Portuguese Republic

/s/ VÍTOR GASPAR
(Vítor Gaspar)

■Ref. Ares(2012)1282811 - 30/10/2012

Romania

The Minister of Public Finances of Romania hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of Romania and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Public Finances of Romania is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of Romania and is enforceable in accordance with its terms.

/s/ FLORIN GEORGESCU
Florin Georgescu
Minister of Public Finances of Romania

Date: 14.12.2012

Slovak Republic

The Minister of Finance of the Slovak Republic hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Slovak Republic and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Slovak Republic is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Slovak Republic and is enforceable in accordance with its terms.

/s/ PETER KAŽIMÍR
Peter Kažimír
Minister of Finance of the
Slovak Republic

Date: 11.01.2013

■Ref. Ares(2012)1282811 - 30/10/2012

Republic of Slovenia

The Minister of Finance of the Republic of Slovenia hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Republic of Slovenia and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Republic of Slovenia is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Republic of Slovenia and is enforceable in accordance with its terms.

/s/ JANEZ ŠUŠTERŠIČ
Dr. Janez Šušteršič
Minister of Finance of the
Republic of Slovenia

Date: 12.12.2012

[Letterhead]

Kingdom of Spain

The Minister of Finance and Public Administrations of the Kingdom of Spain hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Kingdom of Spain and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance and Public Administrations of the Kingdom of Spain is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Kingdom of Spain and is enforceable in accordance with its terms.

/s/ CRISTÓBAL MONTORO ROMERO
Cristóbal Montoro Romero
Minister of Finance and Public Administrations
of the Kingdom of Spain
Date: 11 marzo 2013

El Reino de España

Por la presente, el Ministro de Hacienda y Administraciones Públicas del Reino de España, en el ejercicio de su plenipotencia y autoridad a tal fin, suscribe este Acuerdo de Modificación relativo a la Elegibilidad de los nuevos Estados miembros para recibir pagos suplementarios y materias relacionadas como una enmienda del Acuerdo anticontrabando y antifalsificación y de exención general fechado el 9 de julio de 2004 en nombre del Reino de España.

La firma y aplicación de este Acuerdo de modificación por el Ministro de Hacienda y Administraciones Públicas del Reino de España se inscribe dentro de sus competencias y, habiendo efectuado todas las medidas necesarias por su parte, ha sido debidamente autorizado al efecto.

Este Acuerdo de modificación constituye un acuerdo válido y vinculante del Reino de España, y tiene fuerza ejecutiva conforme a sus términos.
______________________
Cristóbal Montoro Romero
Ministro de Hacienda y Administraciones Públicas
del Reino de España

Fecha: 11 marzo 2013

■Ref. Ares(2012)1282811 - 30/10/2012

Kingdom of Sweden

The Minister of Finance of the Kingdom of Sweden hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the Kingdom of Sweden and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Ministry of Finance of the Kingdom of Sweden is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the Kingdom of Sweden and is enforceable in accordance with its terms.

/s/ ANDERS BORG
Anders Borg
Minister of Finance,
On behalf of the
Government of Sweden

Date: 28/5 2013

■Ref. Ares(2012)1282811 - 30/10/2012

United Kingdom

The Chancellor of the Exchequer of the United Kingdom hereby executes this Modification Agreement Concerning Eligibility of New Member States for Supplemental Payments and Related Matters as an amendment to the Anti-Contraband and Anti-Counterfeiting Agreement and General Release dated July 9, 2004, on behalf of the United Kingdom and has the full right and authority to do so.

The execution and performance of this Modification Agreement by the Exchequer of the United Kingdom is within its governmental powers and has been duly authorised by all necessary action on its part.

This Modification Agreement constitutes a valid and binding agreement of the United Kingdom and is enforceable in accordance with its terms.

/s/ GEORGE OSBORNE
George Osborne
Chancellor of the Exchequer
of the United Kingdom

Date: 21/1/2013